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                                                                   EXHIBIT 10.24

                           FIRST AMENDMENT TO WARRANT
                           --------------------------

     This First Amendment to Warrant (this or the "First Amendment") dated as of April 9, 1997, by and between Triton Systems, Inc., a Mississippi corporation (the "Company"), and F.S.C. Corp., for itself and its registered assigns (hereinafter called the "Holder").

     WHEREAS, on January 24, 1997, the Company issued to the Holder a warrant (the "Original Warrant") to purchase 32,109 fully paid and non-assessable shares of Common Stock at a price of Eleven Dollars ($11.00) per Warrant Share, plus the Additional Number of Warrant Shares subject to adjustment as provided in the Original Warrant; and

     WHEREAS, the Company and the Holder desire to amend the Original Warrant by attaching this First Amendment and making this First Amendment a part of the Original Warrant.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

     1. ATTACHMENT. This Addendum shall be attached to and shall become part of the Original Warrant.

     2. AMENDMENT. The Original Warrant is hereby amended as follows:

          A.   DEFINITIONS
               -----------

               (1) The definition of "Company's IPO" is hereby amended by deleting such definition in its entirety and hereby inserting the following in lieu thereof:

                    "`Company's IPO' means that the Company has completed an initial Public Offering of its Common Stock by registering shares of Common Stock with the Securities and Exchange Commission and raised, by selling a sufficient number of shares so registered, a minimum amount of Twenty Million Dollars ($20,000,000.00) and the Company has received, in good funds, such Twenty Million Dollars ($20,000,000.00) of proceeds."

               (2) The definition of "Credit Agreement" is hereby amended by deleting such definition in its entirety and hereby inserting the following in lieu thereof:

                    "`Credit Agreement' means that certain Credit Agreement dated as September 26, 1996, as amended by First Amendment to Credit Agreement dated as of January 24, 1997, as further amended by Second Amendment to Credit Agreement dated as of April 9, 1997


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                    as may be further amended, supplemented, recast or modified from time to time, between The First National Bank of Boston and the Company."

               (3) The definition of "Purchase Price" is hereby amended by deleting the reference to Eleven Dollars ($11.00) set forth in the second line thereof and hereby inserting the following in lieu thereof: "the initial public offering price per share of Common Stock offered to the public in the initial Public Offering."

               (4) The definition of "Warrants" is hereby deleted in its entirety and replaced by the following definition:

                    "`Warrants' means this Warrant, as amended by that certain First Amendment to Warrant, dated as of April 9, 1997, and the Additional Number of Warrant Shares which may be issued hereunder,"

     3. REFERENCE TO AND EFFECT ON THE ORIGINAL WARRANT. From and after the date of this First Amendment to Warrant, each reference in the Original Warrant to "herein," "hereof," "hereby," or words of like import referring to the Original Warrant and each reference in any other document to the "Warrant," "therein," "thereof," "thereby" or words of like import referring to the Original Warrant shall mean and shall be deemed to be a reference to the Original Warrant as supplemented and amended by this First Amendment to Warrant. Except as specifically set forth above, the Original Warrant remains in full force and effect and is hereby ratified and confirmed.

     4. MISCELLANEOUS. Capitalized terms not otherwise defined in this First Amendment to Warrant shall have the meaning given such terms in the Original Warrant. This First Amendment to Warrant may be executed in counterparts with the same effect as if the signatures thereto were on the same instrument and all such counterparts taken together shall constitute but one and the same instrument. The headings in this First Amendment to Warrant are reference purposes only and shall not limit or otherwise affect the meaning hereof. This First Amendment to Warrant shall be governed and construed in accordance with the laws of the State of Mississippi, without regard to the conflicts of laws provisions thereof.

                                  [END OF PAGE]


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                 [SIGNATURE PAGE TO FIRST AMENDMENT TO WARRANT]


     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Warrant to be executed by the respective officers thereunto duly authorized as of the date first above written.

WITNESS:                                    TRITON SYSTEMS, INC.



/s/ Faith G. Lee                            By: /s/ Jeffrey A. Baudrowski
---------------------------------               --------------------------------
                                                Name: Jeffrey A. Baudrowski
                                                Title: Chief Financial Officer



WITNESS:                                    F.S.C. CORP.



                                            By:
---------------------------------              --------------------------------
                                               Name:
                                               Title: